Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of OZ Communications, Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Stéphane Archambault, Director of Finance of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ STÉPHANE ARCHAMBAULT Stéphane Archambault Director of Finance November 13, 2002